Exhibit 99.1

BROOKFIELD CENTER

FINANCIAL STATEMENT

Six Months Ended June 30, 2019 (unaudited) and

Year Ended December 31, 2018

BROOKFIELD CENTER

FINANCIAL STATEMENT

Six Months Ended June 30, 2019 (unaudited) and

Year Ended December 31, 2018

Table of Contents

Report of Independent Auditor	1

Statement of Revenues and Certain Operating Expenses	2

Notes to Statement of Revenues and Certain Operating Expenses	3

Report of Independent Auditor

Board of Directors

Medalist Diversified REIT, Inc.

We have audited the accompanying statement of revenues and certain operating expenses (the “Statement”) of 48 Brookfield Oaks Drive (the “Property”), as defined in Note 1 of the Statement, for the year ended December 31, 2018.

Management’s Responsibility for the Statement

Management is responsible for the preparation and fair presentation of this Statement, in accordance with accounting principles generally accepted in the United States of America that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on this Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement.

We believe the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Property for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying Statement was prepared as described in Note 1, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Cherry Bekaert LLP

Richmond, Virginia

October 15, 2019

BROOKFIELD CENTER

STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

Six Months Ended June 30, 2019 (unaudited) and

Year Ended December 31, 2018

	Six months ended
	June 30, 2019	2018
	(unaudited)
REVENUE
Flex/industrial property revenues	$250,306	$501,268
Flex/industrial property tenant reimbursements	79,517	156,103

Total revenues	329,823	657,371

CERTAIN OPERATING EXPENSES
Real estate taxes and insurance	42,420	84,347
Operating and maintenance	32,076	66,878
Management fee	6,648	21,490

Total certain operating expenses	81,144	172,715

Revenues in excess of certain operating expenses	$248,679	$484,656

See accompanying notes to statement of revenues and certain operating expenses.

Notes to Statement of Revenues and Certain Operating Expenses

Note 1. Basis of Presentation

The accompanying statement of revenues and certain operating expenses (the “Statement”) includes the operations of the 64,884 square foot flex office/warehouse building located at 48 Brookfield Oaks Drive, Greenville, South Carolina (the “Property”).

The Statement has been prepared for the purpose of complying with Rule 8-06 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the Statement is not representative of the actual operations for the periods presented, as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Property, have been excluded. Such excluded items include certain legal, accounting, maintenance and repair and interest expenses, non-cash expenses such as depreciation, amortization, and amortization of above-market and below-market leases, and interest income. Management is not aware of any material factors during the six months ended June 30, 2019 (unaudited) or the year ended December 31, 2018 that would cause the reported financial information not to be indicative of future operating results.

Note 2. Nature of Business and Summary of Significant Accounting Policies

Basis of accounting:

The Statement has been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“GAAP”) as determined by Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”).

Revenue recognition:

The Property recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset. Tenant recoveries related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. Tenant recoveries and reimbursable expenses are recognized and presented gross, as the Property is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the associated credit risk.

Income taxes:

As a limited liability company, the Property’s taxable income or loss is allocated to its members. Therefore, no provision or liability for income taxes has been included in the Statement.

Use of estimates in the preparation of the financial statement:

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain operating expenses during the reporting period to present the Statement in conformity with GAAP. Actual results could differ from those estimates.

Note 3. Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space in the Property. As of June 30, 2019, the minimum future cash rents receivable under noncancelable operating leases for the next five years and thereafter are as follows:

(Unaudited)
For the remaining six months ending December 31, 2019	$262,298
2020	517,862
2021	451,343
2022	447,203
2023	420,070
Thereafter	709,947
Total future rents	$2,808,723

The above schedule takes into consideration all renewals, expirations and new leases executed from the period from January 1, 2019 through June 30, 2019.

Note 4. Tenant Concentrations

For the six months ended June 30, 2019 (unaudited), three tenants combine to represent approximately 91% of the Property’s rental revenues. For the year ended December 31, 2018, four tenants combine to represent approximately 85% of the Property’s rental revenues.

Note 5. Commitments and Contingencies

The Property is subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Property’s results of operations.

Note 6. Subsequent Events

Management has evaluated subsequent events through October 15, 2019, the date the financial statement was available to be issued and there are no subsequent events for disclosure in the accompanying financial statement.